UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2022

Sparx Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56315	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

780 Reservoir Avenue #123 Cranston, RI	02910
(address of principal executive offices)	(zip code)

774-250-2456
(registrant’s telephone number, including area code)

Formerly Known As “Prime Time Holdings, Inc.”
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, “Our”, and or “The Company”, refer to Sparx Holdings Group, Inc., formerly known as, “Prime Time Holdings, Inc.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our majority shareholder, NVC Holdings, LLC, a Wyoming Limited Liability Company, and our Directors, Mr. Jeffrey DeNunzio and Ms. Cassandra DeNunzio, executed a resolution to ratify, affirm, and approve a name change from Prime Time Holdings, Inc. to Sparx Holdings Group, Inc. The aforementioned parties also approved, via the same resolution, to change the Company’s ticker symbol and the authorized shares of Common Stock of the Company from 200,000,000 to 500,000,000.

A Certificate of Amendment to change our name and our authorized shares of Common Stock was filed with the Nevada Secretary of State on July 19, 2022, effective immediately.

The foregoing description of the Amendment to the Company’s Certificate of Incorporation is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

The Company plans to initiate a FINRA corporate action to effectuate the aforementioned name change from Prime Time Holdings, Inc. to Sparx Holdings Group, Inc., and to change our ticker symbol. We do not yet know what the ticker symbol will be changed to, and the ticker symbol chosen will be dependent on current availability and FINRA approval.

The legal date of our name change, July 19, 2022 will differ from the market release date when posted on FINRA’s daily list. A Form 8-K will be filed with the Commission after completion of our corporate actions that will detail the new CUSIP number for our Common Stock and ticker symbol.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Sparx Holdings Group, Inc.

Dated: July 22, 2022	/s/ Cassandra DeNunzio
By: Cassandra DeNunzio Chief Executive Officer